For immediate release:                                                 Contact:
October 26, 2004                      Laurie Little/Director, Investor Relations
                                                           or Joseph Hansen, CFO
                                                     National RV Holdings, Inc.
                                         800.322.6007 (IR) or 800.322.6007(CFO)
                                                    ir@nrvh.com or cfo@nrvh.com
                                                    -----------    ------------




                National RV Holdings Announces Third Quarter 2004
                                Financial Results

Perris, Calif., October 26, 2004/PR Newswire-First Call/ - National RV Holdings, Inc. (NYSE: NVH), today announced that net income from continuing operations for the third quarter of 2004 was $1.1 million, or $0.10 per diluted share, as compared to a loss of $0.4 million, or a loss of $0.04 per diluted share, for the same quarter in 2003. Net income from continuing operations for the nine months ended September 30, 2004 was $4.6 million or $0.45 per diluted share compared to a loss in the same period of 2003 of $8.0 million or a loss of $0.82 per diluted share. During the third quarter, the Company sold its Travel Trailer business, which is designated as a discontinued operation. Including a net loss of $0.7 million, or a loss of $0.07 per diluted share for discontinued operations, net income for the third quarter of 2004 was $0.4 million, or $0.03 per diluted share, as compared to a net loss of $0.7 million, or a loss per diluted share of $0.07 in the third quarter of 2003.

Net sales from continuing operations for the three months ended September 30, 2004 increased 39% to $117.5 million as compared to $84.6 million for the three months ended September 30, 2003. Gross margins were 7.5% in the third quarter of 2004 as compared to 4.6% in the third quarter of 2003. Net sales from continuing operations for the first nine months of 2004 were $341.0 million as compared to $221.0 million in the first nine months of 2003, an increase of 54%. Gross margins were 7.8% in the first nine months of 2004 as compared to 0.6% in the first nine months of 2003.

"We continue to see positive opportunities in the marketplace," stated Brad Albrechtsen, president and chief executive officer. "At Country Coach, we have increased production in order to address the broad-based consumer demand we have seen for its redesigned product lines. In fact, Country Coach's dealers remain on allocation for the division's high-line vehicles. At National RV, we will be re-introducing our Tradewinds and Islander diesel-powered products at the 42nd Annual National RV Trade Show in early December. We believe these dynamics, combined with a continued focus on strengthening our dealer network, will help us drive future growth.

     "However, this quarter presented some unanticipated challenges for the RV industry as the industry dealt with slowing consumer demand, particularly for gas-powered vehicles. We not only had to deal with this at our National RV division, but also manufacturing inefficiencies related to changes we are making in our production processes and reduced results from our final quarter of travel trailer operations," continued Albrechtsen. "As retail motorhome demand began to soften industry-wide, partially driven by weakness in the Southeast market, we adjusted our production levels to better reflect the softening sales trend for our mid-level motorhomes, in addition to offering promotional incentives to avoid a build up of inventory. Unfortunately, these factors impacted our third quarter results."

Country Coach's quarterly sales were $55.7 million, reflecting an increase of $13.1 million, or 31%, over results for the third quarter of 2003. National RV's quarterly sales were $61.8 million, reflecting an increase of $19.8 million, or 47%, over results for the third quarter of 2003. Country Coach's year-to-date sales were $159.6 million, reflecting an increase of $67.2 million, or 73%, over results for the year-to-date sales in 2003. National RV's year-to-date sales were $181.4 million, reflecting an increase of $52.8 million, or 41%, over results for the same period in 2003.

Selling, general and administrative expenses during the third quarter of 2004 increased 50% to $6.6 million compared to $4.4 million in the same period a year earlier, driven primarily by increased personnel expenses and costs associated with Sarbanes-Oxley compliance. As a percentage of sales, SG&A expenses increased slightly to 5.6% of sales in the third quarter of 2004 from 5.2% in the third quarter of 2003.

National R.V. Holdings will host a live webcast to review third quarter results today, October 26, 2004, at 11 a.m. Eastern Time. A link to the conference call can be found on the Company's website at www.nrvh.com and will be archived and available for 90 days.

National R.V. Holdings, Inc., through its two wholly owned subsidiaries, National RV, Inc. (NRV) and Country Coach, Inc. (CCI), is one of the nation's leading producers of motorized recreation vehicles. NRV is located in Perris, California where it produces Class A gas and diesel motor homes under model names Dolphin, Islander, Sea Breeze, Tradewinds and Tropi-Cal. CCI is located in Junction City, Oregon where it produces high-end Class A diesel motor homes under the model names Affinity, Allure, Inspire, Intrigue, Lexa and Magna, and bus conversions under the Country Coach Prevost brand.

This release and other statements by the Company contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from that projected or suggested herein due to certain risks and uncertainties including, without limitation, the cyclical nature of the recreational vehicle industry; seasonality and potential fluctuations in the Company's operating results; the Company's dependence on chassis suppliers; potential liabilities under dealer/lender repurchase agreements; competition; government regulation; warranty claims; product liability; and dependence on certain dealers and concentration of dealers in certain regions. Certain risks and uncertainties that could cause actual results to differ materially from that projected or suggested are set forth in the Company's filings with the Securities and Exchange Commission (SEC) and the Company's public announcements, copies of which are available from the SEC or from the Company upon request.


                                                       # # #

                                           NATIONAL R.V. HOLDINGS, INC.
                                       CONSOLIDATED STATEMENTS OF OPERATIONS
                                     (In thousands, except per share amounts)
                                                    (Unaudited)

                                                             Three Months                      Nine Months
                                                        Ended September 30,                 Ended September 30,
                                                        2004                 2003            2004             2003
Net sales                                              $ 117,457          $ 84,640        $ 340,977       $ 220,979
Cost of goods sold                                       108,672            80,756          314,403         219,749
                                                    -------------    --------------    -------------   -------------
                                                    -------------    --------------    -------------   -------------
     Gross profit                                          8,785             3,884           26,574           1,230
Selling expenses                                           3,512             2,845            9,898           8,285
General and administrative expenses                        3,063             1,543            8,643           5,407
Other expense                                                374                 -              374               -
                                                    -------------    --------------    -------------   -------------
                                                    -------------    --------------    -------------   -------------
     Operating income (loss)                               1,836              (504)           7,659         (12,462)
Interest expense                                              52                85              130             309
Other income                                                 (25)               (2)             (72)             (6)
                                                    -------------    --------------    -------------   -------------
                                                    -------------    --------------    -------------   -------------
     Income (loss) from continuing operations
        before income taxes                                1,809              (587)           7,601         (12,765)
Provision (benefit) for income taxes                         758              (217)           2,985          (4,723)
                                                    -------------    --------------    -------------   -------------
                                                    -------------    --------------    -------------   -------------
     Income from continuing operations                     1,051              (370)           4,616          (8,042)
                                                    -------------    --------------    -------------   -------------
                                                    -------------    --------------    -------------   -------------
Loss from discontinued operations                          1,532               503            2,155           1,228
Gain from sale of assets                                    (336)                -             (336)              -
Benefit for income taxes                                    (501)             (186)            (714)           (454)
                                                    -------------    --------------    -------------   -------------
                                                    -------------    --------------    -------------   -------------
Net loss from discontinued operations                       (695)             (317)          (1,105)           (774)
                                                    -------------    --------------    -------------   -------------
                                                    -------------    --------------    -------------   -------------
     Net income (loss)                                     $ 356            $ (687)         $ 3,511         $(8,816)
                                                    =============    ==============    =============   =============
                                                    =============    ==============    =============   =============

Basic earnings (loss) per common share:
     Continuing operations                                $ 0.10           $ (0.04)          $ 0.45         $ (0.82)
     Discontinued operations                             $ (0.07)          $ (0.03)         $ (0.11)        $ (0.08)
     Total                                                $ 0.03           $ (0.07)          $ 0.34         $ (0.90)

Diluted earnings (loss) per common share:
     Continuing operations                                $ 0.10           $ (0.04)          $ 0.44         $ (0.82)
     Discontinued operations                             $ (0.07)          $ (0.03)         $ (0.11)        $ (0.08)
     Total                                                $ 0.03           $ (0.07)          $ 0.34         $ (0.90)

Weighted average number of shares
     Basic                                                10,222             9,835           10,203           9,833
     Diluted                                              10,426             9,835           10,392           9,833


                          NATIONAL R.V. HOLDINGS, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (In thousands, except share amounts)


                                                     September 30,     December 31,
                                                        2004             2003
                                                        ----             ----
                                                      (Unaudited)

                      ASSETS
Current assets:
     Cash and cash equivalents                              $ 11           $ 2,059
     Restricted cash                                         250               250
     Receivables, less allowance for doubtful accounts
      ($103 and $132, respectively)                       27,941           20,978
     Inventories                                          68,818            51,659
     Deferred income taxes                                 5,885             7,955
     Notes receivable                                      2,737                 -
     Prepaid expenses                                      3,270             1,658
     Assets held for sale                                  1,669                 -
                                                     ------------    --------------
                                                     ------------    --------------
       Total current assets                              110,581            84,559
Property, plant and equipment, net                        37,312            40,833
Long-term deferred income taxes                            3,805             3,805
Other                                                      1,242             1,252
                                                     ------------    --------------
                                                     ------------    --------------
                                                       $ 152,940          $130,449
                                                     ============    ==============
                                                     ============    ==============

       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Line of credit                                      $ 2,150               $ -
     Book overdraft                                        7,228                 -
     Current portion of long-term debt                         1                19
     Accounts payable                                     22,310            14,101
     Accrued expenses                                     21,537            20,770
                                                     -------------    --------------
                                                     ------------    --------------
       Total current liabilities                          53,226            34,890
Long-term accrued expenses                                 7,716             7,569
                                                     ------------    --------------
                                                     ------------    --------------
Total liabilities                                         60,942            42,459
                                                     ------------    --------------
                                                     ------------    --------------

Commitments and contingencies

Stockholders' equity:
     Preferred stock - $.01 par value; 5,000
     shares authorized,4,000 issued and outstanding           -                -

     Common stock - $.01 par value;
     25,000,000 shares authorized, 10,242,940
     and 10,190,230 issued and outstanding respectively      102               102
Additional paid-in capital                                36,960            36,463
Retained earnings                                         54,936            51,425
                                                    -------------    --------------
                                                    -------------    --------------
     Total stockholders' equity                           91,998            87,990
                                                    -------------    --------------
                                                    -------------    --------------
                                                       $ 152,940          $130,449
                                                    =============    ==============

                           NATIONAL R.V. HOLDINGS, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)
                                   (Unaudited)

                                                             Nine Months
                                                         Ended September 30,
                                                        2004             2003
                                                        ----             ----
 Cash flows from operating activities:
     Net income (loss)                                   $ 3,511          $ (8,816)
     Adjustments to reconcile net income (loss) to
       net cash (used in) provided by
       operating activities:
       Depreciation                                        2,881             2,959
       Loss on asset disposal                                  6                 3
       Changes in assets and liabilities:
         Increase in trade receivables                    (6,963)          (11,575)
         (Increase) decrease in inventories              (17,159)           11,326
         Decrease in income taxes receivable                   -             7,015
         Increase in notes receivable                     (2,737)                -
         (Increase) decrease in prepaid expenses          (1,612)              628
         Increase in accounts payable                      8,209             6,256
         Increase (decrease) in accrued expenses             914              (826)
         Decrease (increase) in deferred income taxes      2,070            (4,876)
                                                      -----------    --------------
                                                      -----------    --------------
       Net cash (used in) provided by operating          (10,880)            2,094
        activities
                                                     ------------    --------------
                                                     ------------    --------------
 Cash flows from investing activities:
     Decrease (increase) in other assets                      10              (177)
     Proceeds from sale of assets                          2,246                 3
     Purchases of property, plant and equipment           (3,281)           (1,196)
                                                     ------------    --------------
                                                     ------------    --------------
       Net cash provided by (used in)
        investing activities                              (1,025)           (1,370)
                                                     ------------    --------------
                                                     ------------    --------------

 Cash flows from financing activities:
     Net advances under (payments on) line of credit       2,150            (1,727)
     Increase in book overdraft                            7,228               499
     Principal payments on long-term debt                    (18)              (17)
     Proceeds from issuance of common stock                  497               518
                                                     ------------    --------------
                                                     ------------    --------------
       Net cash provided by (used in) financing
         activities                                        9,857              (727)
                                                     ------------    --------------
                                                     ------------    --------------

 Net decrease in cash                                     (2,048)               (3)
 Cash, beginning of period                                 2,059                14
                                                     ------------    --------------
                                                     ------------    --------------
 Cash, end of period                                        $ 11              $ 11
                                                     ============    ==============
                                                     ============    ==============